UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

RSQ International Equity Fund

Annual Report	October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-355-4RSQ; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016 (Unaudited)

Dear Fellow Shareholder,

The RSQ International Equity Fund (the “Fund”) celebrated its three year anniversary on November 27, 2016. As many of you know, our process is based on an international equity strategy that we created back in 1995 while working together at Julius Baer Investment Management. The team at R Squared utilizes both fundamental and macroeconomic analysis in our quest to correctly identify structural tailwinds and headwinds. Over the course of 20+ years, this has served us well.

For the period under review, November 1, 2015 to October 31, 2016, the RSQ International Equity Fund Institutional Shares returned -6.44%, underperforming the MSCI All Country World ex USA Index (“MSCI ACWI ex USA”) benchmark return of +0.22%.

It was a challenging year, and one that was marked by extremes. Risk aversion was the main theme in late 2015/early 2016 which transitioned to a strong “risk on” environment thereafter. The Fund’s performance was a tale of two regimes as well. We outperformed by +190 basis points during the downturn but significantly lagged during the “risk on” phase which saw equities and corporate bond prices move sharply higher. The table below details our performance over this period in greater detail.

Performance Regimes Over the Review Period*

	11/1/15 - 2/11/16	2/12/16 - 10/31/16
RSQ International Equity Institutional Shares	-13.50%	+8.05%
MSCI ACWI ex USA Index	-15.40%	+18.47%

*	2/11/16 represents the trough for benchmark performance for 2016

While we do not like to lose money, our investment process led to some attractive risk characteristics relative to the benchmark. Over the course of the period, the Fund’s volatility was significantly lower than the benchmark, coming in roughly 30% below the MSCI ACWI ex USA when looking at both standard deviation and beta. Additionally, we were able to provide some protection during down markets. Our down capture ratio versus the benchmark was about 92% and during the steep sell-off at the end of 2015 into February 2016, our max drawdown clocked in at -10.53% vs. -11.47% for the MSCI ACWI ex USA, saving roughly 100 basis points of performance.

Many of our performance challenges during the year had to do with our defensive positioning as we tended to favor safer, high quality names. We saw this as a way to improve the quality of the portfolio during what we perceived to be a risky period. Amid

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016 (Unaudited)

continued easy global monetary conditions and tepid but positive economic growth, we were clearly too defensive. We did, however, make adjustments throughout the year by increasing exposure to more cyclical firms and geographically, to some emerging markets. Large currency underweights to some of the more commodity-sensitive economies were also removed.

From a thematic perspective, the Fund is designed to harness structural tailwinds at the country, sector and company levels. Simply stated, we look for multi-year structural tailwinds and look to avoid structural headwinds. Currently, our overweight and underweight themes are as follows:

Overweight Themes	Underweight Themes
Financials	Utilities
Industrials	Pacific
Canada	Asia
EU	Real Estate

Heading into the New Year, we are proceeding with caution. On the macroeconomic front, U.S. economic data has been somewhat positive. The jobs data in particular began to point to a recovery, and we saw initial jobless claims fall to a level not seen since the 1970’s. Obviously, strong U.S. economic growth is a positive for global growth as well. That said, the likelihood of a U.S. Federal Reserve (Fed) rate increase by the end of the year rose from a temporary ‘Brexit’ low to a nearly 100% probability after the election. The potential for rising U.S. interest rates and a strong U.S. dollar could reintroduce significant volatility across asset classes. Additionally, we believe the declining effectiveness of global central banks’ actions represent a clear danger sign. Given the above risks, we must be pragmatic as there is, at least in the short-term, an increasingly likely chance of the rally continuing, and we want to be prepared to participate.

In conclusion, we want to thank our investors for the trust they have placed in us. We understand the challenges investors are facing with regards to their asset allocation decisions, and we believe we can help. Our investment process incorporates both rigorous fundamental research and macro perspectives as we seek to identify multi-year tailwinds and look to avoid structural headwinds. Additionally, our ability to tactically manage currency exposures and our background in fixed income could serve us well in the future. The portfolio represents our highest conviction ideas and incorporates a risk-managed and diversified approach to international equity investing. We strongly believe that time-tested principles will generate long-term results for our shareholders. Lastly, it

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016 (Unaudited)

is important for you to know that our personal assets are invested alongside yours, and we take the stewardship of that capital very seriously.

We appreciate your continued confidence, and we thank you for being our partners in the RSQ International Equity Fund.

Best Regards,

Richard Pell

Chairman

Mutual fund investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. Emerging markets and small cap holdings involve heightened risk related to the same factors, as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. The use of leverage by the fund managers may accelerate the velocity of potential losses.

RSQ Funds are distributed by SEI Investments Distribution Co., which is not affiliated with R Squared Capital Management or any other affiliate.

Definition of Comparative Index and Key Terms

The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Beta: A measure of a fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market, and a portfolio with a beta less than 1 is less volatile than the market.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016 (Unaudited)

Standard Deviation: A statistical measure of the volatility of the fund’s returns. It is a statistical measure of dispersion about an average and depicts how widely returns varied over a designated time period. The larger the standard deviation, the greater the volatility of return.

Up/Down Capture Ratio: Measures a fund’s performance in up/down markets relative to the market/benchmark itself. It is calculated by taking the fund’s upside/downside capture return and dividing it by the benchmark’s upside/downside capture return.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL RETURN TOTAL FOR PERIODS ENDED OCTOBER 31, 2016†
	One Year	Annualized Inception to Date*
Institutional Class Shares	-6.44%	-4.46%
Investor Class Shares	-6.78%	-4.71%
MSCI All Country World ex USA Index	0.22%	-1.37%

*	The RSQ International Equity Fund commenced operations on November 27, 2013.
†	If the Adviser had not waived a portion of its fee, the Fund’s return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

Sector Weightings (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.8%
	Shares	Value

AUSTRALIA — 1.4%
Amcor	17,042	$190,631
Sonic Healthcare	10,187	158,834

		349,465

AUSTRIA — 0.5%
Erste Group Bank	3,869	121,341

BELGIUM — 2.3%
KBC Group*	5,440	331,025
Proximus SADP	3,905	111,640
Telenet Group Holding*	2,470	132,037

		574,702

BRAZIL — 1.1%
Engie Brasil Energia	11,100	143,367
WEG	23,400	130,384

		273,751

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

CANADA — 10.0%
ARC Resources	4,386	$74,515
Bank of Montreal	1,294	82,414
Bank of Nova Scotia	2,360	126,923
BCE	2,645	120,266
CAE	19,260	270,739
Canadian National Railway	2,100	132,119
Enbridge	8,630	372,953
Encana	17,853	170,371
Fairfax Financial Holdings	244	125,063
First Quantum Minerals	7,330	69,677
Intact Financial	1,740	118,376
Metro, Cl A	4,120	127,450
Royal Bank of Canada	2,004	125,301
Saputo	2,430	87,391
TELUS	3,900	126,377
Toronto-Dominion Bank	2,766	125,603
TransCanada	5,590	253,255

		2,508,793

CHINA — 4.7%
Alibaba Group Holding ADR*	720	73,217
Bank of China	144,000	64,620
China Construction Bank	79,000	57,863
China Merchants Bank	25,000	60,994
China Railway Group	143,000	110,640
Great Wall Motor	65,000	63,451
Industrial & Commercial Bank of China	98,000	59,016
JD.com ADR*	2,830	73,439
PetroChina	124,000	85,387
Tencent Holdings	16,600	440,534
Tsingtao Brewery	24,000	95,940

		1,185,101

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

DENMARK — 1.3%
Danske Bank	4,069	$125,437
Vestas Wind Systems	2,333	186,849

		312,286

FRANCE — 10.3%
Air Liquide	464	47,141
BNP Paribas	2,230	129,169
Carrefour	2,790	73,081
Casino Guichard Perrachon	2,020	100,376
Hermes International	454	183,692
Iliad	601	125,900
Kering	1,113	246,516
Legrand	3,406	192,246
L’Oreal	660	117,966
LVMH Moet Hennessy Louis Vuitton	1,485	269,492
Safran	3,425	235,144
Sanofi	2,320	180,465
Societe BIC	1,286	178,047
Thales	1,740	163,597
TOTAL	4,942	236,850
Vinci	1,329	96,123

		2,575,805

GERMANY — 6.2%
Allianz	670	104,293
BASF	2,010	176,930
Bayerische Motoren Werke	2,100	182,712
Fresenius & KGaA	5,083	374,661
Infineon Technologies	14,416	258,456
Linde	290	47,780
SAP	4,750	417,807

		1,562,639

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

HONG KONG — 2.8%
AIA Group	82,600	$521,386
Beijing Enterprises Water Group	164,000	119,064
CLP Holdings	7,000	71,220

		711,670

INDONESIA — 1.4%
Bank Central Asia	128,900	153,370
Kalbe Farma	1,496,800	199,604

		352,974

ITALY — 1.1%
Intesa Sanpaolo	55,010	127,238
Terna Rete Elettrica Nazionale	13,494	66,003
UniCredit	29,009	71,867

		265,108

JAPAN — 17.1%
Asahi Group Holdings	3,600	128,502
Chiba Bank	13,000	80,411
Dai-ichi Life Holdings	7,200	105,583
Daikin Industries	1,800	172,660
East Japan Railway	1,100	96,900
Eisai	1,700	108,356
Fukuoka Financial Group	25,000	108,246
Honda Motor	6,600	197,463
Japan Tobacco	3,000	114,022
KDDI	3,600	109,352
Keyence	200	146,662
Koito Manufacturing	2,100	109,511
Kubota	8,900	143,513
Makita	1,600	110,691
Mitsubishi	4,300	93,746

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

JAPAN — continued
Mitsubishi UFJ Financial Group	23,000	$119,197
Mizuho Financial Group	80,200	135,161
Murata Manufacturing	1,400	195,442
NGK Spark Plug	4,600	90,875
Nippon Steel & Sumitomo Metal	4,300	85,051
Nippon Telegraph & Telephone	3,400	150,773
Nitori Holdings	800	95,694
NTT DOCOMO	3,900	97,996
ORIX	8,600	136,302
Santen Pharmaceutical	8,600	125,540
Shizuoka Bank	13,000	109,730
SMC	400	116,059
Sumitomo Mitsui Financial Group	4,400	152,954
Suzuki Motor	3,900	138,431
Taiheiyo Cement	33,000	94,524
Taisei	16,000	119,979
Tokio Marine Holdings	2,500	98,706
Tokyo Electron	800	72,231
Tokyo Gas	18,000	81,568
Toyota Motor	4,100	237,178

		4,279,009

MALAYSIA — 1.2%
KLCCP Stapled Group	39,400	75,137
Public Bank	15,100	71,487
Telekom Malaysia	101,500	158,238

		304,862

MEXICO — 1.9%
Grupo Aeroportuario del Sureste, Cl B	8,040	128,631
Grupo Financiero Banorte, Cl O	17,400	103,156

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

MEXICO — continued
Grupo Televisa	24,400	$120,472
Promotora y Operadora de Infraestructura	10,770	120,742

		473,001

NETHERLANDS — 2.0%
Aegon	23,350	100,543
Akzo Nobel	1,990	128,443
ASML Holding	1,200	126,940
NXP Semiconductors*	1,455	145,500

		501,426

NEW ZEALAND — 0.4%
Meridian Energy	58,757	108,029

NORWAY — 0.7%
Telenor	11,700	186,458

PHILIPPINES — 0.5%
Ayala Land	178,300	133,638

SINGAPORE — 0.6%
Singapore Telecommunications	51,900	144,674

SOUTH AFRICA — 0.6%
Naspers, Cl N	855	143,313

SOUTH KOREA — 2.2%
E-MART	688	97,706
Hana Financial Group	4,417	126,613
Hyundai Department Store	901	92,521
Hyundai Heavy Industries*	822	104,524
KB Financial Group	3,417	126,318

		547,682

SPAIN — 2.3%
Banco Bilbao Vizcaya Argentaria	13,150	94,822

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

SPAIN — continued
Banco Santander	28,300	$138,888
Ferrovial	6,680	129,794
Red Electrica	3,344	69,667
Repsol	9,475	132,584

		565,755

SWEDEN — 1.5%
Nordea Bank	15,860	166,924
Svenska Cellulosa SCA, Cl B	3,911	110,938
Svenska Handelsbanken, Cl A	6,178	84,368

		362,230

SWITZERLAND — 6.6%
Actelion	1,153	166,730
Credit Suisse Group	13,713	191,641
Kuehne + Nagel International	1,510	204,916
Nestle	4,640	336,657
Partners Group Holding	620	314,107
Roche Holding	470	108,125
Schindler Holding	530	98,079
Swisscom	260	119,023
UBS Group	7,039	99,652

		1,638,930

TAIWAN — 1.8%
Taiwan Semiconductor Manufacturing ADR	14,400	447,840

UNITED KINGDOM — 10.3%
Anglo American*	5,660	78,155
AstraZeneca	1,740	97,466
British American Tobacco	2,790	159,807
Compass Group	15,977	288,888
Croda International	2,130	90,966

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — continued
GlaxoSmithKline	7,400	$146,225
Glencore*	42,200	128,805
HSBC Holdings	37,517	282,247
Imperial Brands	3,300	159,365
National Grid	8,890	115,593
Reckitt Benckiser Group	1,882	168,033
RELX	5,675	101,227
Rio Tinto	2,374	82,300
Royal Dutch Shell, Cl A	8,526	212,195
Shire	2,150	122,059
Tesco*	28,445	73,190
Unilever	3,668	153,066
WPP	5,512	119,652

		2,579,239

TOTAL COMMON STOCK (Cost $22,079,696)		23,209,721

PREFERRED STOCK — 2.1%
BRAZIL — 1.2%
Gerdau	22,100	77,068
Itau Unibanco Holding	10,900	132,486
Petroleo Brasileiro*	16,400	91,639

		301,193

SOUTH KOREA — 0.9%
Samsung Electronics	192	220,987

TOTAL PREFERRED STOCK (Cost $477,077)		522,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

EXCHANGE TRADED FUNDS — 1.9%
	Shares/ Number of Rights	Value

iShares MSCI Brazil Capped ETF	3,760	$141,978
iShares MSCI Thailand Capped ETF	2,240	161,347
VanEck Vectors Russia ETF	8,787	163,262

TOTAL EXCHANGE TRADED FUNDS (Cost $407,568)		466,587

RIGHTS — 0.0%
SPAIN — 0.0%
Banco Santander, Expires 11/02/16*	28,300	1,582
Ferrovial, Expires 11/14/16*	6,680	2,856

TOTAL RIGHTS (Cost $ –)		4,438

TOTAL INVESTMENTS — 96.8% (Cost $22,964,341)		$24,202,926

Percentages are based on Net Assets of $25,009,883.

The outstanding forward foreign currency contracts held by the Fund at October 31, 2016 is as follows:

Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
Northern Trust Company	12/20/16	CAD 1,158,000	USD 878,604	$14,124
Northern Trust Company	12/6/16	CHF 98,000	USD 100,451	1,130
Northern Trust Company	12/6/16-12/21/16	EUR 333,400	USD 373,930	7,758
Northern Trust Company	11/2/16	JPY 123,000,000	USD 1,194,436	23,955
Northern Trust Company	12/21/16	MXN 4,959,000	USD 250,486	(11,729)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
Northern Trust Company	12/21/16	SEK 2,232,000	USD 262,143	$14,003
Northern Trust Company	12/21/16-1/5/17	USD 894,192	AUD 1,176,700	(344)
Northern Trust Company	11/2/16-12/21/16	USD 1,384,580	JPY 150,585,000	49,029
Northern Trust Company	12/6/16	USD 401,257	KRW 447,000,000	(11,218)
Northern Trust Company	1/26/17	USD 286,282	TWD 9,074,000	1,383
Northern Trust Company	12/6/16	USD 275,348	ZAR 4,060,000	23,723

				$111,814

*	Non-income producing security.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Switzerland Franc

Cl — Class

ETF — Exchange Traded Fund

EUR —Euro

JPY — Japanese Yen

KRW —Korean Won

MXN — Mexican Peso

MSCI — Morgan Stanley Capital International

SEK — Swedish Krona

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2016:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$349,465	$—	$—	$349,465
Austria	121,341	—	—	121,341
Belgium	574,702	—	—	574,702
Brazil	273,751	—	—	273,751

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

Investments in Securities	Level 1	Level 2	Level 3	Total
Canada	$2,508,793	$—	$—	$2,508,793
China	1,185,101	—	—	1,185,101
Denmark	312,286	—	—	312,286
France	2,575,805	—	—	2,575,805
Germany	1,562,639	—	—	1,562,639
Hong Kong	711,670	—	—	711,670
Indonesia	352,974	—	—	352,974
Italy	265,108	—	—	265,108
Japan	4,279,009	—	—	4,279,009
Malaysia	304,862	—	—	304,862
Mexico	473,001	—	—	473,001
Netherlands	501,426	—	—	501,426
New Zealand	108,029	—	—	108,029
Norway	186,458	—	—	186,458
Philippines	—	133,638	—	133,638
Singapore	144,674	—	—	144,674
South Africa	143,313	—	—	143,313
South Korea	547,682	—	—	547,682
Spain	565,755	—	—	565,755
Sweden	362,230	—	—	362,230
Switzerland	1,638,930	—	—	1,638,930
Taiwan	447,840	—	—	447,840
United Kingdom	2,579,239	—	—	2,579,239

Total Common Stock	23,076,083	133,638	—	23,209,721
Preferred Stock	522,180	—	—	522,180
Exchange Traded Funds	466,587	—	—	466,587
Rights	4,438	—	—	4,438

Total Investments in Securities	$24,069,288	$133,638	$—	$24,202,926

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts^
Unrealized Appreciation	$—	$135,105	$—	$135,105
Unrealized Depreciation	—	(23,291)	—	(23,291)

Total Other Financial Instruments	$—	$111,814	$—	$111,814

^	Forwards contracts are value at the unrealized appreciation (depreciation) on the instrument.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2016, securities with a total value $133,638 were classified as Level 2 due to the application of the fair value provided by MarkIt. As of October 31, 2016, securities with a total value of $6,340,841 transferred from Level 2 to Level 1 since the prior year end, primarily due to the application of the fair value at the prior year end. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2016. All other transfers were considered to have occurred as of the end of the year. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $22,964,341)	$24,202,926
Foreign Currency, at Value (Cost $1,293)	1,289
Receivable for Investments Sold	434,777
Cash Equivalents	177,973
Unrealized Appreciation on Forward Foreign Currency Contracts	135,105
Reclaim Receivable	68,923
Dividend Receivable	42,849
Receivable from Adviser	21,184
Prepaid Expenses	24,612

Total Assets	25,109,638

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Contracts	23,291
Payable due to Administrator	11,794
Payable due to Trustees	3,785
Chief Compliance Officer Fees Payable	2,079
Distribution Fees Payable	229
Other Accrued Expenses and Other Payables	58,577

Total Liabilities	99,755

Net Assets	$25,009,883

Net Assets Consist of:
Paid-in Capital	$34,913,494
Undistributed Net Investment Income	205,882
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(11,457,435)
Net Unrealized Appreciation on Investments	1,238,585
Net Unrealized Appreciation on Forward Foreign Currency Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	109,357

Net Assets	$25,009,883

Institutional Class Shares:
Net Assets	$23,761,158
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,902,444
Net Asset Value, Offering and Redemption Price Per Share	$8.19

Investor Class Shares:
Net Assets	$1,248,725
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	152,997
Net Asset Value, Offering and Redemption Price Per Share	$8.16

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$873,696
Less: Foreign Taxes Withheld	(106,700)

Total Investment Income	766,996

Expenses:
Investment Advisory Fees	291,720
Administration Fees	140,000
Distribution Fees (Investor Class Shares)	2,948
Chief Compliance Officer Fees	5,947
Trustees’ Fees	16,823
Transfer Agent Fees	73,255
Custodian Fees	38,711
Registration and Filing Fees	34,375
Legal Fees	28,700
Audit Fees	25,087
Printing Fees	16,027
Other Expenses	16,952

Total Expenses	690,545

Less:
Investment Advisory Fee Waiver	(286,456)
Fees Paid Indirectly (Note 4)	(9)

Net Expenses	404,080

Net Investment Income	362,916

Net Realized Loss on:
Investments	(3,945,537)
Forward Contracts	(44,632)
Foreign Currency Transactions	(129,514)

Net Realized Loss	(4,119,683)

Net Change in Unrealized Appreciation on:
Investments	184,077
Forwards Contracts	27,279
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	128,193

Net Change in Unrealized Appreciation	339,549

Net Realized and Unrealized Loss on Investments, Forward Contracts and Foreign Currency Transactions	(3,780,134)

Net Decrease in Net Assets Resulting from Operations	$(3,417,218)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$362,916	$418,990
Net Realized Loss on Investments, Forward Contracts and Foreign Currency Transactions	(4,119,683)	(2,925,309)
Net Change in Unrealized Appreciation on Investments, Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	339,549	1,815,106

Net Decrease in Net Assets Resulting From Operations	(3,417,218)	(691,213)

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(1,581,747)	(1,541,662)
Investor Class Shares	(49,532)	(26,581)

Total Dividends and Distributions	(1,631,279)	(1,568,243)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	689,216	1,285,338
Reinvestment of Dividends	1,581,747	1,541,661
Redeemed	(22,393,489)	(43,215)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(20,122,526)	2,783,784

Investor Class Shares
Issued	517,776	1,243,000
Reinvestment of Dividends	25,236	7,021
Redeemed	(814,147)	(5,020)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(271,135)	1,245,001

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(20,393,661)	4,028,785

Total Increase (Decrease) in Net Assets	(25,442,158)	1,769,329

Net Assets:
Beginning of Year	50,452,041	48,682,712

End of Year (including Undistributed Net Investment Income of $205,882 and $1,359,908, respectively)	$25,009,883	$50,452,041

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Institutional Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$9.05	$9.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.08	0.08	0.20
Net Realized and Unrealized Loss	(0.65)	(0.19)	(0.74)

Total from Investment Operations	(0.57)	(0.11)	(0.54)

Dividends from:
Net Investment Income	(0.29)	(0.30)	—

Total Dividends	(0.29)	(0.30)	—

Net Asset Value, End of Period	$8.19	$9.05	$9.46

Total Return‡	(6.44)%	(1.14)%	(5.40	)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$23,761	$48,747	$48,118
Ratio of Expenses to Average Net Assets(1)	1.10%	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.88%	1.57%	1.70	%††
Ratio of Net Investment Income to Average Net Assets	1.01%	0.83%	2.19	%††
Portfolio Turnover Rate	219%	121%	107	%†††

*	Commenced operations on November 27, 2013.

**	Per share calculations were performed using average shares for the period.

‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†	Total return is for the period indicated and has not been annualized.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Investor Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*

Net Asset Value, Beginning of Period	$9.03	$9.44	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.04	0.06	0.16
Net Realized and Unrealized Loss	(0.64)	(0.18)	(0.72)

Total from Investment Operations	(0.60)	(0.12)	(0.56)

Dividends from:
Net Investment Income	(0.27)	(0.29)	—

Total Dividends	(0.27)	(0.29)	—

Net Asset Value, End of Period	$8.16	$9.03	$9.44

Total Return‡	(6.78)%	(1.31)%	(5.60	)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,249	$1,705	$564
Ratio of Expenses to Average Net Assets(1)	1.35%	1.35%	1.35	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	2.25%	1.82%	2.07	%††
Ratio of Net Investment Income to Average Net Assets	0.47%	0.65%	1.76	%††
Portfolio Turnover Rate	219%	121%	107	%†††

*	Commenced operations on November 27, 2013.

**	Per share calculations were performed using average shares for the period.

‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†	Total return is for the period indicated and has not been annualized.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the RSQ International Equity Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund is diversified and its investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world, normally excluding the United States. Under normal market conditions, the Fund will invest in at least three countries outside the United States, and at least 65% of its net assets will be invested in non-U.S. companies, in both developed and emerging market countries. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the R Squared Capital Management L.P. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non- U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2016, if applicable.

For the year ended October 31, 2016, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts Purchased	$2,275,406
Average Monthly Notional Contracts Sold	$2,113,789

Over-the-Counter (“OTC”) Derivative Contracts — The risks of investing in OTC derivatives may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. The Fund is party to International Swap Dealers Association, Inc. (“ISDA”) master agreements. These agreements are with select counterparties and they govern transactions, including certain OTC derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA master agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA master agreement. If the Fund’s net assets were to decline below an agreed upon level, the Fund may be required to terminate the existing contracts at the existing fair value.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s ISDA master agreements or other similar agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2016:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount Receivable from Counterparty
Forward currency contracts
Northern Trust Company	$135,105	$(23,291)	$—	$111,814

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2016:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount Payable to Counterparty
Forward currency contracts
Northern Trust Company	$(23,291)	$(23,291)	$—	$—

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund was charged $140,000 for these services.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The annual distribution and/or service fee for Investor Class Shares of the Fund is 0.25%.

Brown Brothers Harriman acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

During the year ended October 31, 2016, the Fund earned cash management credits of $9 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed (effective November 27, 2013) to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2017. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

As of October 31, 2016, fees which were previously waived by the Adviser that can be recaptured up to the expense cap in place at the time the expenses were waived, $237,668 and $286,456 expiring in 2018 and 2019, respectively.

6. Share Transactions:

	Year Ended October 31, 2016	Year Ended October 31, 2015
Shares Transactions:
Institutional Class Shares
Issued	79,382	133,009
Reinvestment of Dividends	184,138	169,787
Redeemed	(2,745,406)	(4,779)

Increase (Decrease) in Institutional Class Shares	(2,481,886)	298,017

Investor Class Shares
Issued	65,017	128,816
Reinvestment of Dividends	2,941	773
Redeemed	(103,741)	(558)

Increase (Decrease) in Investor Class Shares	(35,783)	129,031

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2016, were as follows:

Purchases
U.S. Government	$—
Other	76,811,698
Sales
U.S. Government	$—
Other	97,263,385

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to foreign exchange gain/loss, investments in REIT’s and sale of investments in passive foreign investment companies (PFICs) have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$114,337	$(114,337)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

Ordinary Income
2016	$1,631,279
2015	1,568,243

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

As of October 31, 2016, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$327,592
Capital Loss Carryforwards	(11,395,035)
Unrealized Appreciation	1,274,265
Other Temporary Differences	(110,433)

Total Accumulated Losses	$(9,903,611)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$ 10,114,370	$1,280,665	$11,395,035

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and passive foreign investment companies. Wash sale loss deferrals cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$23,038,018	$1,644,127	$(479,219)	$1,164,908

9. Concentration of Risks:

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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OCTOBER 31, 2016

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned, if applicable.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. leverage risk, liquidity risk, credit risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

ETF Risk — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through ADRs, GDRs and EDRs (collectively, “Depositary Receipts”), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Risk — The Fund’s investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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OCTOBER 31, 2016

Preferred Stock Risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

10. Other:

On October 31, 2016, the number of shareholders below held the following percentage of the outstanding shares of the Fund:

	# of Shareholders	% of Outstanding Shares
Institutional Class Shares	1	100%
Investor Class Shares	2	96%

The Institutional Class shareholders are comprised of one omnibus accounts which are held on behalf of various individual. The Investor Class shareholders are comprised of one omnibus account which is held on behalf of various individual shareholders and one account which is an affiliate of the Adviser.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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OCTOBER 31, 2016

investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

RSQ International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RSQ International Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2016

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited) — concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.30	1.10%	$5.50
Investor Class Shares	1,000.00	989.10	1.35	6.75

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.61	1.10%	$5.58
Investor Class Shares	1,000.00	1,018.35	1.35	6.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES2 3
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 38 funds in The Advisors’ Inner Circle Fund II.

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OCTOBER 31, 2016

“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-355-4RSQ. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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OCTOBER 31, 2016

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INDEPENDENT TRUSTEES[2] (continued)
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 38 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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Other Directorships

Held in the Past Five Years3

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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OCTOBER 31, 2016

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Adviser was founded in 2013 by Mr. Rudolph-Riad Younes and Mr. Richard Pell. On May 31, 2016, in connection with the departure of Mr. Younes from the firm, the Adviser purchased all of the ownership interests in the Adviser held by Mr. Younes and redistributed them to other employees of the Adviser (the “Transaction”). Prior to the Transaction, Mr. Younes served as Chief Executive Officer of the Adviser and co-portfolio manager of the Fund, and owned over 25% of the ownership interests in the Adviser. Under the 1940 Act, any person who owns more than 25% of the voting securities of a company is presumed to control such company. Accordingly, the Transaction may have been considered to have resulted in a change in control of the Adviser under the 1940 Act, resulting in the assignment, and automatic termination, pursuant to Section 15(a)(4) of the 1940 Act, of the advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Agreement”). In anticipation of the Transaction, a Board meeting was held on May 17, 2016 (the “May 2016 Meeting”) to decide whether to approve an interim advisory agreement for a term of up to 150 days (the “Interim Agreement”) and a new advisory agreement for an initial term of two years (the “New Agreement”) for the Fund.

At the May 2016 Meeting, in connection with its approval of the Interim Agreement and the New Agreement, the Board considered materials provided by the Adviser and reviewed by the Board in advance of the May 2016 Meeting that detailed, among other things, the terms, conditions and expected timing of the Transaction, the reasons that the Adviser was undergoing the Transaction, the implications of the Transaction on the Adviser’s business and the pre- and post-Transaction structure of the Adviser. In recognition of the fact that the Transaction had not been consummated at the time of the May 2016 Meeting and that the Board was being asked to approve the Adviser as it was expected to exist after the consummation of the Transaction as the investment adviser to the Fund, the materials provided by the Adviser addressed both the Adviser as it existed at the time of the May 2016 Meeting and the Adviser as it was expected to exist after the

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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consummation of the Transaction. The Board, in considering the Interim Agreement and the New Agreement in the context of the Transaction, relied upon representations from the Adviser that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by the Adviser that are discussed below and (ii) the Adviser did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction.

At the May 2016 Meeting, the Board also considered the terms of the Interim Agreement and the New Agreement and noted that the terms of the Interim Agreement were substantially the same as those of the Prior Agreement, except for the date and certain provisions that are required by law, and that the terms of the New Agreement were identical to those of the Prior Agreement, except for the date. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Agreement, which occurred at a Board meeting held on November 17, 2015 (the “November 2015 Meeting”), as part of its considerations to approve the Interim Agreement and the New Agreement and recommend the approval of the New Agreement to the Fund’s shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Prior Agreement at the November 2015 Meeting, and the conclusions made by the Board when determining to renew the Prior Agreement for an additional one-year term.

In preparation for the November 2015 Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Prior Agreement. Prior to the November 2015 Meeting, the Independent Trustees met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the November 2015 Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
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OCTOBER 31, 2016

Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the November 2015 Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Prior Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the November 2015 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Prior Agreement. In considering the renewal of the Prior Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Prior Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Prior Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Prior Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Approval of the Interim Agreement and the New Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Interim Agreement and the New Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Interim Agreement for a term of up to 150 days, approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
0.00%	100.00%	100.00%	0.00%	64.63%	0.00%	0.02%	0.00%	6.06%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the RSQ International Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2016. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2016. The total amount of foreign source income is $882,227. The total amount of foreign tax paid is $105,282. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

RSQ International Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-355-4RSQ

Adviser:

R Squared Capital Management L.P.

299 Park Avenue, 6th Floor

New York, NY 10171

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RSQ-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$140,400	$0	$0	$136,800	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$0	$0	$220,000	$0	$0	$220,000
(d) All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$21,880	N/A	N/A	$22,605	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $220,000 and $220,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.